                                                                       EXHIBIT 2
                                                                       ---------

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
   AND RIGHTS OF SERIES C MANDATORY CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                       OF
                               JARDEN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

         The undersigned, pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, do hereby certify that, pursuant to the authority expressly vested in the Board of Directors of Jarden
Corporation, a Delaware corporation (the "CORPORATION"), by the Corporation's
Certificate of Incorporation, the Board of Directors has duly provided for the issuance of and created a series of Preferred Stock of the Corporation, par value $0.01 per share (the "PREFERRED STOCK"), and in order to fix the designation and amount and the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock, has duly adopted this Certificate of Designations, Preferences and Rights of
Preferred Stock (the "CERTIFICATE").

         Each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

         1. NUMBER OF SHARES AND DESIGNATION. 300,000 shares of Preferred Stock of the Corporation shall constitute a series of Preferred Stock designated as
Series C Mandatory Convertible Participating Preferred Stock (the "SERIES C
PREFERRED STOCK"). The number of shares of Series C Preferred Stock may be increased (to the extent of the Corporation's authorized and unissued Preferred
Stock) or decreased (but not below the number of shares of Series C Preferred
Stock then outstanding) by further resolution duly adopted by the Board of
Directors and the filing of a certificate of increase or decrease, as the case may be, with the Secretary of State of Delaware.

         2. RANK. The Series C Preferred Stock shall, with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise (i) rank senior and prior to the Common Stock, and each other class or series of equity securities of the
Corporation, whether currently issued or issued in the future, that by its terms ranks junior to the Series C Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities, including the Common Stock, are collectively referred to herein as the "JUNIOR SECURITIES"), (ii) rank on a parity with each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that does not by its terms expressly provide that it ranks senior to or junior to the Series C Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the "PARITY SECURITIES"), and
(iii) rank junior to each other class or series of equity securities of the
Corporation, whether currently

issued or issued in the future, that by its terms ranks senior to the Series C
Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the "SENIOR SECURITIES"). The respective definitions of
Junior Securities, Parity Securities and Senior Securities shall also include any rights or options exercisable or exchangeable for or convertible into any of the Junior Securities, Parity Securities or Senior Securities, as the case may
be. Shares of Series B Preferred Stock issued in accordance with the terms of the Purchase Agreement are Parity Securities. At the date of the initial issuance of the Series C Preferred Stock there will be no Parity Securities other than the Series B Preferred Stock and no Senior Securities authorized or outstanding.

         3. DIVIDENDS.

         (a) The holders of shares of Series C Preferred Stock shall be entitled to receive out of funds legally available for the payment of dividends, dividends on the terms described below:

             (i) Holders of shares of Series C Preferred Stock shall be entitled to participate equally and ratably with the holders of shares of Common
         Stock and holders of shares of Series B Preferred Stock in all dividends and distributions paid (whether in the form of cash, stock or otherwise, and including any dividend or distribution of shares of stock or other equity of any Person other than the Corporation, evidences of indebtedness of any Person including without limitation the Corporation or any Subsidiary and any other assets) on the shares of Common Stock as if immediately prior to each record date for the
         Common Stock, shares of Series C Preferred Stock then outstanding were converted into shares of Common Stock and Series B Preferred Stock (in the manner described in Section 7 without regard to any limitations contained therein) and such shares of Series B Preferred Stock were converted into shares of Common Stock (in the manner described in the
         Certificate of Designations relating to the Series B Preferred Stock without regard to any limitations contained therein); provided, however, that the holders of shares of Series C Preferred Stock shall not be entitled to participate in any such dividend or distribution if an adjustment to the Mandatory Conversion Price shall be required with respect to such dividend or distribution pursuant to Section 7(c)
         hereof and a similar adjustment is made with respect to the Series B
         Preferred Stock;

             (ii) In addition to any dividends paid pursuant to Section 3(a)(i), in respect of each three-month period beginning with the three month period ending [December [ ]], 2009 [DATE TO CORRESPOND TO 90 DAYS AFTER
         THE FUNDING DATE, 2009], the Corporation shall pay, when and as declared by the Board of Directors, out of funds legally available therefor a quarterly cash dividend on each share of Series C Preferred
         Stock at an annual rate, subject to clause (iii) below, equal to 9.50%
         of the Base Liquidation Value then in effect (such rate, the "DIVIDEND
         RATE"); and

             (iii) If the Corporation shall have failed to pay (in whole or in part) any dividend contemplated by Section 3(a)(ii) hereof, the
         Dividend Rate referred to in Section 3(a)(ii) above shall be increased to 10.00% of the Base Liquidation Value then in effect, beginning on the first day of the Dividend Period (as defined below) after the
         Dividend Period with respect to which the failure to pay (in whole or in part) dividends relates and

         continuing thereafter until the first day of the Dividend Period succeeding the Dividend Period as of which all dividends contemplated by Section 3(a)(ii) and this Section 3(a)(iii) have been paid in full.

             (iv) Dividends payable pursuant to Section 3(a)(i) shall be payable on the same date that such dividends are payable to holders of shares of Common Stock, and no dividends shall be payable to holders of shares of Common Stock unless dividends contemplated by Section 3(a)(i) are also paid at the same time in respect of the Series C Preferred Stock.
         Dividends payable pursuant to Section 3(a)(ii) shall be payable quarterly in arrears on [March [ ], June [ ], September [ ] and
         December [ ]] [DATES TO CORRESPOND TO THE FUNDING DATE AND
         CORRESPONDING DAYS IN EACH QUARTER] of each year with the first payment to be made on [December [ ], 2009] [DATE TO CORRESPOND TO 90 DAYS AFTER
         THE FUNDING DATE, 2009] (unless such day is not a Business Day (as defined below), in which event such dividends shall be payable on the next succeeding Business Day) (each such payment date being a "DIVIDEND
         PAYMENT DATE" and the period from the fifth anniversary of the Initial
         Funding Date until the first Dividend Payment Date and each such quarterly period thereafter being a "DIVIDEND PERIOD"). The amount of dividends payable on any shares of the Series C Preferred Stock for any period in which such shares are outstanding that is shorter or longer than a full Dividend Period, shall be computed on the basis of a
         360-day year of twelve 30-day months. As used herein, the term
         "BUSINESS DAY" means any day except a Saturday, Sunday or day on which banking institutions are legally authorized to close in the City of New
         York.

         (b) Dividends on the Series C Preferred Stock provided for in Section
3(a)(ii) and Section 3(a)(iii) shall be cumulative and shall accrue on a daily basis whether or not declared and whether or not in any fiscal year there shall be funds legally available therefor, so that if in any Dividend Period, dividends contemplated by Section 3(a)(ii) and Section 3(a)(iii) in whole or in part are not paid upon the Series C Preferred Stock, unpaid dividends shall accumulate as against the holders of Parity Securities and Junior Securities.

         (c) Each dividend shall be payable to the holders of record of shares of Series C Preferred Stock as they appear on the stock records of the
Corporation at the close of business on such record dates (each, a "DIVIDEND
PAYMENT RECORD DATE"), which (i) with respect to dividends payable pursuant to
Section 3(a)(i), shall be the same day as the record date for the payment of dividends to the holders of shares of Common Stock and, (ii) with respect to dividends payable pursuant to Section 3(a)(ii), shall be not more than 30 days nor less than 10 days preceding the applicable Dividend Payment Date.

         (d) From and after the time, if any, that (x) a holder of any shares of
Series C Preferred Stock has delivered notice to the Corporation pursuant to
Section 6(a) of its intention to exercise its redemption rights under Section 5,
(y) the Corporation shall have failed to pay any dividend contemplated by
Section 3(a) hereof, or (z) the Corporation shall have failed to make any payment contemplated by Section 8 hereof, (a) no dividends shall be declared or paid or set apart for payment, or other distribution declared or made, upon any
Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of any employee or

director incentive or benefit plans or arrangements of the Corporation or any subsidiary of the Corporation or the payment of cash in lieu of fractional shares in connection therewith) for any consideration (nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior Securities) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities or the payment of cash in lieu of fractional shares in connection therewith) and (b) the Corporation shall not, directly or indirectly, make any payment on account of any purchase, redemption, retirement or other acquisition of any Parity Securities (other than redemption of shares of Series B Preferred Stock on a pro rata basis with shares of Series C Preferred Stock, and other than for consideration payable solely in
Junior Securities or the payment of cash in lieu of fractional shares in connection therewith) until, in the event of clauses (x) and (z), no shares of
Series C Preferred Stock remain outstanding, and in event of clause (y), all such dividends have been paid in full.

         4. LIQUIDATION PREFERENCE.

         (a) "BASE LIQUIDATION VALUE" means (x) $1,000.00 per share (the
"ORIGINAL LIQUIDATION VALUE"), which amount shall thereafter accrete daily at the annual rate of 3.50%, compounded annually, provided that such rate shall increase to 5.00% as of the seventh month anniversary of the Initial Funding
Date and shall thereafter increase at the end of each successive six month period thereafter by adding 50 basis points to the rate then in effect if any shares of Series C Preferred Stock shall then be outstanding (such rate, the
"ACCRETION RATE"), computed on the basis of a 360 day year of twelve 30 day months from the Initial Funding Date through but not including the fifth anniversary of the Initial Funding Date plus (y) any accrued but unpaid dividends thereon. As used herein, "accrued" dividends means dividends declared or contemplated to be declared or paid pursuant to Section 3 hereof on the
Preferred Stock, but not yet paid.

         (b) "LIQUIDATION VALUE" means (1) in the event of a Change in Control prior to the fifth anniversary of the Initial Funding Date providing for the payment of an amount per share of Common Stock below the applicable Change in
Control Threshold Price, the amount by which the Original Liquidation Value would have otherwise equaled had it accreted at the annual rate of 10.00%, compounded annually, computed on the basis of a 360 year of twelve 30 day months from the Initial Funding Date through but not including the date of consummation of the Change in Control plus any declared but unpaid dividends on the Common
Stock that, if paid prior to the Change in Control, would be payable to holders of shares of Series B Preferred Stock pursuant to Section 3(a)(i) hereof, (2)
from and after the fifth anniversary of the Initial Funding Date, (x) the Base
Liquidation Value less (y) Base Liquidation Value on the fifth anniversary of the Initial Funding Date plus (z) $2,100 per share and (3) otherwise, the Base
Liquidation Value; provided, however, that for purposes of determining the number of shares of Series B Preferred Stock and Common Stock into which the
Series C Preferred Stock may be converted pursuant to Section 7 hereof,
Liquidation Value shall always mean the Base Liquidation Value.

         (c) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C
Preferred Stock shall be entitled to receive the greater of (i) the Liquidation
Value of such shares in effect on the date of such liquidation, dissolution or winding up or (ii) the payment such holders would have received had such holders, immediately prior to such liquidation, dissolution or winding up, converted their shares of Series

C Preferred Stock into shares of Common Stock and Series B Preferred Stock (in the manner described in Section 7 without regard to any limitations contained therein) and such shares of Series B Preferred Stock were converted into shares of Common Stock (in the manner described in the Certificate of Designations relating to the Series B Preferred Stock without regard to any limitations contained therein).

         (d) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C
Preferred Stock (i) shall not be entitled to receive the Liquidation Value of such shares until payment in full or provision has been made for the payment in full of all claims of creditors of the Corporation and the liquidation preferences for all Senior Securities, and (ii) shall be entitled to receive the
Liquidation Value of such shares before any payment or distribution of any assets of the Corporation shall be made or set apart for holders of any Junior
Securities. Subject to clause (i) above, if the assets of the Corporation are not sufficient to pay in full the Liquidation Value payable to the holders of shares of Series C Preferred Stock and the liquidation preference payable to the holders of any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series C Preferred Stock and any such other Parity Securities ratably in accordance with the Liquidation
Value and the liquidation preference for the Parity Securities, respectively.

         (e) Neither a consolidation or merger of the Corporation with or into any other entity, nor a merger of any other entity with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash, securities or other property shall by itself be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this
Section 4.

         5. CHANGE IN CONTROL.

            Upon a Change in Control, holders of the outstanding shares of
Series C Preferred Stock may, at their election:

         (a) if the Conversion Approval has been obtained, convert the Series C
Preferred Stock into Common Stock in accordance with the provisions of Section 7 hereof and receive the Change in Control Consideration upon conversion;

         (b) exercise the holder's right to have the Series C Preferred Stock specially redeemed in accordance with the provisions of Section 8 hereof
(without regard to whether such Change in Control occurs prior to the seven month anniversary of the consummation of the AHI Acquisition);

         (c) in lieu of receiving any liquidation preference in respect of such
Series C Preferred Stock upon such Change in Control, continue to hold the
Series C Preferred Stock in any surviving entity resulting from such Change in
Control or, in the case of a sale of the Corporation's assets which results in a
Change in Control, the entity purchasing such assets, provided, however, that the provisions hereof (including but not limited to the provisions of Sections 7 and 8 following the date of such Change in Control) shall continue to remain in effect with respect to such Series C Preferred Stock; or

         (d) within sixty days after the Change in Control Date, request, in lieu of receiving the Change in Control Consideration, that the Corporation redeem, out of funds lawfully avail-

able for the redemption of shares, the Series C Preferred Stock (the "REDEMPTION
REQUEST") for an amount in cash equal to the Liquidation Value as of the
Redemption Date and after giving effect to the Change in Control; provided, that the Corporation may, in lieu of making the redemption so requested, effect a
Remarketing pursuant to Section 6(b). Promptly but in any event within five days after receipt of the Redemption Request, the Corporation shall provide a written notice to all holders of the Series C Preferred Stock setting forth whether it will redeem the Series C Preferred Stock or effect a Remarketing. In the event the Corporation elects to redeem the Series C Preferred Stock, the Series C
Preferred Stock shall be redeemed in accordance with Section 6(a). In the event the Corporation elects to effect a Remarketing, the Remarketing shall be effected in accordance with Section 6(b) (as long as such Remarketing is effected within 120 days after making a Redemption Request).

         (e) As used in this Section 5, "CHANGE IN CONTROL CONSIDERATION" means the shares of stock, securities, cash or other property issuable or payable (as part of any reorganization, reclassification, consolidation, merger or sale in connection with the Change in Control) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received upon conversion of the shares of Series C Preferred Stock into shares of Common Stock and Series B Preferred Stock (in the manner described in Section 7 without regard to any limitations contained therein) and such shares of Series B
Preferred Stock were converted into shares of Common Stock (in the manner described in the Certificate of Designations relating to the Series B Preferred
Stock without regard to any limitations contained therein).

         6. PROCEDURES FOR REDEMPTION AND REMARKETING.

             (a)(i) In the event of a redemption of shares of Series C Preferred
         Stock pursuant to Section 5, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days nor more than 20 days prior to the Redemption Date, to the office of the
         Corporation, in the event of redemption pursuant to Section 5(d). Such notice shall state the date on which the holder is to surrender to the
         Corporation the certificates for any shares to be redeemed (such date, or if such date is not a Business Day, the first Business Day thereafter, the "REDEMPTION DATE"). Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Corporation receives the notice.

             (ii) Upon surrender in accordance with the notice of redemption of the certificates for any shares so redeemed, such shares shall be redeemed by the Corporation at the redemption price aforesaid with payment of such redemption price being made on the Redemption Date by wire transfer of immediately available funds to the account specified by the holder of the shares redeemed. Such redemption shall be effective on the Redemption Date, notwithstanding any failure of such holders to deliver such certificates, provided that the Redemption
         Price has either been paid to each holder on or prior to such date or deposited in a bank in a separate trust account for the sole benefit of the holders.

             (b)(i) In the event the Corporation shall elect to effect a
         Remarketing, the Corporation shall adjust the dividend rate on the
         Preferred Stock to the rate (as of the date of the Remarketing)
         necessary in the opinion of a nationally recognized investment banking firm (selected by the Corporation and reasonably acceptable to the holders of at least a

         majority of the outstanding shares of Series C Preferred Stock) (the
         "REMARKETING AGENT") to allow the Remarketing Agent to resell all of the Preferred Stock on behalf of all holders who have delivered a
         Redemption Request (such resale, the "REMARKETING") at a price of not less than 100% (after deduction of fees for the Remarketing Agent) of the Liquidation Value then in effect (such adjusted dividend rate, the
         "ADJUSTED RATE").

             (ii) In the event the Corporation elects to effect a Remarketing:

                           (A) notwithstanding any provision in this Certificate
         of Designations to the contrary, the Adjusted Rate shall be effective as of the Redemption Request:

                           (B) the Corporation shall cause the Remarketing Agent
         to effect the Remarketing within 120 days of the Redemption Request;
         and

                           (C) the Corporation shall use its reasonable best
         efforts (together with the Remarketing Agent) to facilitate a
         Remarketing in accordance with the terms hereof.

                  (iii) Any Remarketing shall be on such terms that (A) provide for the immediate disbursement of proceeds from the Remarketing in an amount of not less than 100% (after deduction of fees for the
         Remarketing Agent) of the Liquidation Value then in effect to the holders of Series C Preferred Stock in cash, without any escrows, holdbacks or similar arrangements and (B) do not contain any representations (other than with respect to ownership of the shares of
         Series C Preferred Stock), indemnities, liabilities or other provisions imposing any obligation on the holders of the Series C Preferred Stock, other than the obligation to tender the certificates representing the shares of Series C Preferred Stock to the Remarketing Agent. Each such certificate shall bear a legend to the effect that each share of Series
         C Preferred Stock shall be subject to the remarketing provisions contained in this Section 6.

         7. MANDATORY CONVERSION.

         (a) Mandatory Conversion. Subject to the provisions of this Section 7, upon receipt by the Corporation of both (1) the Conversion Approval (as defined in the Purchase Agreement) and (2) (A) the Charter Amendment Approval (as
defined in the Purchase Agreement) or (B) written waivers of the requirement to receive the Charter Amendment Approval from holders of shares of Series C
Preferred Stock representing at least a majority of the then outstanding shares of Series C Preferred Stock; provided that such waivers shall be deemed to have been granted on the 31 month anniversary of the Initial Funding Date if the
Conversion Approval shall have been obtained even though the Charter Amendment
Approval has not been approved, each share of Series C Preferred Stock shall automatically convert into fully paid and non-assessable shares of both (x)
Series B Preferred Stock and (y) Common Stock, as set forth in the following sentences. The number of shares of Series B Preferred Stock into which a share of the Series C Preferred Stock shall be convertible (calculated to the nearest
1/1,000,000th of a share) shall be determined by multiplying the Liquidation
Value in effect at the time of conversion by 0.857143 (the "PREFERRED RATIO")
and dividing by $1,000.00. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible (calculated to the nearest 1/1,000th of a share) shall be determined by multiplying the Original
Liquidation Value by 0.142857 (the

"COMMON RATIO") and dividing by the Mandatory Conversion Price. The "MANDATORY
CONVERSION PRICE" shall be equal to $30.00, subject to the adjustment as described in Section 7(c).

         (b) Mechanics of Mandatory Conversion.

             (i) In the event of mandatory conversion pursuant to Section 7(a), the Corporation shall deliver as promptly as practicable written notice to each holder specifying: (A) the Mandatory Conversion Date; (B) the number of shares of Common Stock and Series B Preferred Stock to be issued in respect of each share of Series C Preferred Stock that is converted; (C) the place or places where certificates for such shares are to be surrendered for issuance of certificates representing shares of Common Stock and Series B Preferred Stock which date shall be as soon as practicable following the Mandatory Conversion Date; and (D)
         that dividends on the shares to be converted will cease to accrue on such Mandatory Conversion Date.

         Unless the shares issuable upon mandatory conversion are to be issued in the same name as the name in which such shares of Series C Preferred
         Stock are registered, each share surrendered for mandatory conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder thereof or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax in accordance with Section 7(b)(vi). Within two
         Business Days after the surrender by the holder of the certificates for shares of Series C Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, a certificate or certificates for the whole number of shares of Common Stock and Series B Preferred Stock issuable upon the mandatory conversion of such shares and a check payable in an amount corresponding to any fractional interest in a share of Common Stock or Series B Preferred Stock as provided in
         Section 7(b)(vii).

             (ii) The mandatory conversion shall be deemed to have been effected at the close of business on the date of receipt by the Corporation of the last to be received of (1) the Conversion Approval (as defined in the Purchase Agreement) and (2) (A) the Charter Amendment Approval (as
         defined in the Purchase Agreement) or (B) written waivers of the requirement to receive the Charter Amendment Approval from holders of shares of Series C Preferred Stock representing at least a majority of the then outstanding shares of Series C Preferred Stock (the "MANDATORY
         CONVERSION DATE"). At such time on the Mandatory Conversion Date:

                           (A) the person in whose name or names any certificate
                  or certificates for shares of Common Stock and Series B
                  Preferred Stock shall be issuable upon such mandatory
                  conversion shall be deemed to have become the holder of record of the shares of Common Stock and Series B Preferred Stock represented thereby at such time; and

                           (B) such shares of Series C Preferred Stock so
                  converted shall no longer be deemed to be outstanding, and all rights of a holder with respect to such shares shall
                  immediately terminate except the right to receive the Common
                  Stock and Series B Preferred Stock and other amounts payable pursuant to this Section 7.

         All shares of Common Stock and Series B Preferred Stock delivered upon mandatory conversion of the Series C Preferred Stock will, upon delivery, be duly and validly authorized and issued, fully paid and nonassessable, free from all preemptive rights and free from all taxes, liens, security interests and charges (other than liens or charges created by or imposed upon the holder or taxes in respect of any transfer occurring contemporaneously therewith).

             (iii) Holders of shares of Series C Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend
         Payment Date notwithstanding the mandatory conversion thereof following such Dividend Payment Record Date and prior to such Dividend Payment
         Date. A holder of shares of Series C Preferred Stock on a Dividend
         Payment Record Date who (or whose transferee) tenders any such shares for mandatory conversion into shares of Common Stock on such Dividend
         Payment Date will be entitled to receive the dividend payable by the
         Corporation on such shares of Series C Preferred Stock, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series C Preferred Stock for mandatory conversion.

             (iv) The Corporation will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
         Stock and Series B Preferred Stock, solely for the purpose of effecting mandatory conversions of the Series C Preferred Stock, the aggregate number of shares of Common Stock and Series B Preferred Stock issuable upon mandatory conversion of the Series C Preferred Stock. The
         Corporation will procure, at its sole expense, the listing of the shares of Common Stock, subject to issuance or notice of issuance, on the principal domestic stock exchange on which the Common Stock is then listed or traded. The Corporation will take all commercially reasonable action as may be necessary to ensure that the shares of Common Stock and Series B Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the shares of Common Stock are listed or traded.

             (v) Issuances of certificates for shares of Common Stock and Series
         B Preferred Stock upon mandatory conversion of the Series C Preferred
         Stock shall be made without charge to any holder of shares of Series C
         Preferred Stock for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith or as a result of the holder being a non-U.S. person) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock or Series B Preferred Stock in a name other than that of the holder of the Series C Preferred Stock to be converted, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the
         Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

             (vi) In connection with the mandatory conversion of shares of
         Series C Preferred Stock,

                           (A) no fractions of shares of Common Stock shall be
         issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price per share of Common
         Stock on the Mandatory Conversion Date.

                           (B) no fractions of shares of Series B Preferred
         Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Liquidation Value then in effect per share of Series B Preferred Stock on the Mandatory
         Conversion Date

         (c) Adjustments to Mandatory Conversion Price. The Mandatory Conversion
Price shall be adjusted from time to time as follows:

             (i) Common Stock Issued at Less than Market Value. If the
         Corporation issues or sells any Common Stock other than Excluded Stock without consideration or for consideration per share less than the
         Market Price of the Common Stock, as of the day of such issuance or sale, the Mandatory Conversion Price in effect immediately prior to each such issuance or sale will immediately (except as provided below)
         be reduced to the price determined by multiplying (A) the Mandatory
         Conversion Price at which shares of Series C Preferred Stock were theretofore convertible by (B) a fraction of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale and (2) the number of additional shares of Common Stock that the aggregate consideration received by the Corporation for the number of shares of Common Stock so offered would purchase at the Market Price per share of Common Stock on the last Trading Day immediately preceding such issuance or sale, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. For the purposes of any adjustment of the Mandatory Conversion Price pursuant to this
         Section 7(c), the following provisions shall be applicable:

                           (A) In the case of the issuance of Common Stock for
                  cash, the amount of the consideration received by the
                  Corporation shall be deemed to be the amount of the cash
                  proceeds received by the Corporation for such Common Stock before deducting therefrom any discounts or commissions
                  allowed, paid or incurred by the Corporation for any
                  underwriting or otherwise in connection with the issuance and sale thereof.

                           (B) In the case of the issuance of Common Stock
                  (otherwise than upon the conversion of shares of Capital Stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities
                  acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash
                  shall be deemed to be the fair value thereof as determined by the Board of Directors, provided, however, that such fair
                  value as determined by the Board of Directors shall not exceed the aggregate Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                                       10

                           (C) In the case of the issuance of (a) options,
                  warrants or other rights to purchase or acquire Common Stock
                  (whether or not at the time exercisable) or (b) securities by their terms convertible into or exchangeable for Common Stock
                  (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time
                  exercisable):

                               (1) the aggregate maximum number of shares of
                           Common Stock deliverable upon exercise of such
                           options, warrants or other rights to purchase or
                           acquire Common Stock shall be deemed to have been
                           issued at the time such options, warrants or rights
                           are issued and for a consideration equal to the
                           consideration (determined in the manner provided in
                           Section 7(c)(i) (A) and (B)), if any, received by the
                           Corporation upon the issuance of such options,
                           warrants or rights plus the minimum purchase price
                           provided in such options, warrants or rights for the
                           Common Stock covered thereby;

                               (2) the aggregate maximum number of shares of
                           Common Stock deliverable upon conversion of or in
                           exchange for any such convertible or exchangeable
                           securities, or upon the exercise of options, warrants
                           or other rights to purchase or acquire such
                           convertible or exchangeable securities and the
                           subsequent conversion or exchange thereof, shall be
                           deemed to have been issued at the time such
                           securities were issued or such options, warrants or
                           rights were issued and for a consideration equal to
                           the consideration, if any, received by the
                           Corporation for any such securities and related
                           options, warrants or rights (excluding any cash
                           received on account of accrued interest or accrued
                           dividends), plus the additional consideration
                           (determined in the manner provided in Section 7(c)(i)
                           (A) and (B)), if any, to be received by the
                           Corporation upon the conversion or exchange of such
                           securities, or upon the exercise of any related
                           options, warrants or rights to purchase or acquire
                           such convertible or exchangeable securities and the
                           subsequent conversion or exchange thereof;

                               (3) on any change in the number of shares of
                           Common Stock deliverable upon exercise of any such
                           options, warrants or rights or conversion or exchange
                           of such convertible or exchangeable securities or any
                           change in the consideration to be received by the
                           Corporation upon such exercise, conversion or
                           exchange, but excluding changes resulting from the
                           anti-dilution provisions thereof (to the extent
                           comparable to the anti-dilution provisions contained
                           herein), the Mandatory Conversion Price as then in
                           effect shall forthwith be readjusted to such
                           Mandatory Conversion Price as would have been
                           obtained had an adjustment been made upon the
                           issuance of such options, warrants or rights not
                           exercised prior to such change, or of such
                           convertible or exchangeable securities not converted
                           or exchanged prior to such change, upon the basis of
                           such change;

                                       11

                               (4) on the expiration or cancellation of any such
                           options, warrants or rights (without exercise), or
                           the termination of the right to convert or exchange
                           such convertible or exchangeable securities (without
                           exercise), if the Mandatory Conversion Price shall
                           have been adjusted upon the issuance thereof, the
                           Mandatory Conversion Price shall forthwith be
                           readjusted to such Mandatory Conversion Price as
                           would have been obtained had an adjustment been made
                           upon the issuance of such options, warrants, rights
                           or such convertible or exchangeable securities on the
                           basis of the issuance of only the number of shares of
                           Common Stock actually issued upon the exercise of
                           such options, warrants or rights, or upon the
                           conversion or exchange of such convertible or
                           exchangeable securities; and

                               (5) if the Mandatory Conversion Price shall have
                           been adjusted upon the issuance of any such options,
                           warrants, rights or convertible or exchangeable
                           securities, no further adjustment of the Mandatory
                           Conversion Price shall be made for the actual
                           issuance of Common Stock upon the exercise,
                           conversion or exchange thereof.

                  (ii)     Stock Splits, Subdivisions, Reclassifications or
         Combinations. If the Corporation shall (1) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (2)
         subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify the outstanding
         Common Stock into a smaller number of shares, the Mandatory Conversion
         Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by multiplying the Mandatory Conversion Price at which the shares of
         Series C Preferred Stock were theretofore convertible by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding immediately following such action.

                  (iii) Certain Repurchases of Common Stock. In case the
         Corporation effects a Pro Rata Repurchase of Common Stock, then the
         Mandatory Conversion Price shall be reduced to the price determined by multiplying the Mandatory Conversion Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be the product of the number of shares of
         Common Stock outstanding (including any tendered or exchanged shares)
         at such effective date, multiplied by the Market Price per share of
         Common Stock on the Trading Day next succeeding such effective date, and the denominator of which shall be the sum of (A) the fair market value of the aggregate consideration payable to stockholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of such effective date (the shares deemed so accepted, up to any maximum, being referred to as the "PURCHASED SHARES") and (B)
         the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at such effective date and the Market Price per share of Common Stock on the Trading Day next succeeding such effec-

                                       12

         tive date, such reduction to become effective immediately prior to the opening of business on the day following such effective date.

                  (iv) Successive Adjustments. Successive adjustments in the
         Mandatory Conversion Price shall be made, without duplication, whenever any event specified in Sections 7(c)(i), (ii) or (iii) or Section 13 shall occur.

                  (v) Rounding of Calculations; Minimum Adjustments. All
         calculations under this Section 7(c) shall be made to the nearest one-tenth (1/10th) of a cent. No adjustment in the Mandatory Conversion
         Price is required if the amount of such adjustment would be less than
         $0.01; provided, however, that any adjustments which by reason of this
         Section 7(c)(v) are not required to be made will be carried forward and given effect in any subsequent adjustment.

                  (vi) Adjustment for Unspecified Actions. If the Corporation
         takes any action affecting the Common Stock, other than action described in this Section 7(c), which in the opinion of the Board of
         Directors would materially adversely affect the conversion rights of the holders of shares of Series C Preferred Stock, the Mandatory
         Conversion Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as such Board of Directors may determine in good faith to be equitable in the circumstances. Failure of the Board of Directors to provide for any such adjustment prior to the effective date of any such action by the Corporation affecting the
         Common Stock will be evidence that the Board of Directors has determined that it is equitable to make no adjustments in the circumstances.

                  (vii) Voluntary Adjustment by the Corporation. The Corporation
         may at its option, at any time during the term of the Series C
         Preferred Stock, reduce the then current Mandatory Conversion Price to any amount deemed appropriate by the Board of Directors; provided, however, that if the Corporation elects to make such adjustment, such adjustment will remain in effect for at least a 15-day period, after which time the Corporation may, at its option, reinstate the Mandatory
         Conversion Price in effect prior to such reduction, subject to any interim adjustments pursuant to this Section 7(c).

                  (viii) Statement Regarding Adjustments. Whenever the Mandatory
         Conversion Price shall be adjusted as provided in this Section 7(c), the Corporation shall forthwith file, at the principal office of the
         Corporation, a statement showing in reasonable detail the facts requiring such adjustment and the Mandatory Conversion Price that shall be in effect after such adjustment and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series C Preferred Stock at the address appearing in the Corporation's records.

                  (ix) Notices. In the event that the Corporation shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in this Section 7(c) (but only if the action of the type described in this Section 7(c) would result in an adjustment in the Mandatory Conversion Price or a change in the type of securities or property to be delivered upon conversion of the Series C
         Preferred Stock), the Corporation shall, at the time of such notice or announcement, and in the case of any ac-

                                       13

         tion which would require the fixing of a record date, at least 10 days prior to such record date, give notice to each holder of shares of
         Series C Preferred Stock, in the manner set forth in Section 7(c)(ix), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the
         Mandatory Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of the Series C Preferred Stock. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

             (x) Miscellaneous. Except as provided in Section 7(c), no
         adjustment in respect of any dividends or other payments or distributions made to holders of Series C Preferred Stock of securities issuable upon the conversion of the Series C Preferred Stock will be made during the term of the Series C Preferred Stock or upon the conversion of the Series C Preferred Stock. In addition,
         notwithstanding any of the foregoing, no such adjustment will be made for the issuance or conversion of any Securities (as defined in the
         Purchase Agreement).

         8. SPECIAL REDEMPTION.

         (a) Right to Special Redemption.

             (i) From and after the seven month anniversary of the consummation of the AHI Acquisition, subject to the provisions of this Section 8, to the extent permitted under the Corporation's senior credit facility
         (including pursuant to refinancings thereof that do not contain provisions that restrict the payments pursuant to this Section 8 that are materially more restrictive than the provisions in the
         Corporation's senior credit facility), each holder of a share of Series
         C Preferred Stock shall have the right, at any time and from time to time, at such holder's option, to require the Corporation to redeem any or all of such holder's shares of Series C Preferred Stock, in whole or in part, at a price per share of Series C Preferred Stock equal to (x)
         the Liquidation Value in effect on the Special Redemption Date (as defined herein) times (y) the Market Price of a share of Common Stock on the date such holder transmits to the Corporation the notice required by Section 8(b)(i)(A) divided by (z) the Special Redemption
         Price. The "SPECIAL REDEMPTION PRICE" shall initially be equal to
         $31.71; provided that as of the seven month anniversary of the Initial
         Funding Date the Special Redemption Price shall be reduced by 10.00%.
         In any event, the Special Redemption Price shall be subject to adjustment as described in Section 8(c).

             (ii) From and after the fifth anniversary of the Initial Funding
         Date, the Corporation shall have the right, at the Corporation's option, to redeem outstanding shares of Series C Preferred Stock, from time to time, in whole or in part (on a pro rata basis), at a price per share of Series C Preferred Stock equal to (x) the Liquidation Value on the Special Redemption Date times (y) the Market Price of a share of
         Common Stock on the date on which the Corporation transmits to the holders of shares of Series C Preferred Stock to be redeemed the notice required by Section 8(b)(i)(B) divided by (z) the Special Redemption
         Price, but only if at the time the Corporation exercises this option,
         (A) the average

                                       14

         Market Price of the Common Stock for each Trading Day during a period of 30 consecutive Trading Days ended within 10 days prior to the date the Corporation exercises this option exceeds 210% of the Conversion
         Price and (B) the Market Price of the Common Stock during such period exceeds 210% of the Conversion Price for 15 consecutive Trading Days during the period referred to in clause (A).

         (b) Mechanics of Special Redemption. A holder of shares of Series C
Preferred Stock or the Corporation, as the case may be, that elects to exercise its rights to special redemption pursuant to Section 8(a) shall provide notice to the other party as follows:

             (i) (A) Holder's Notice and Surrender. To exercise its right to special redemption pursuant to Section 8(a)(i), a holder of shares of
         Series C Preferred Stock shall surrender the certificate or certificates representing such shares of Series C Preferred Stock at the office of the Corporation (or any transfer agent of the Corporation previously designated in writing by the Corporation to the holders of shares of Series C Preferred Stock for this purpose) with a written notice of election to be specially redeemed, completed and signed, specifying the number of shares to be so redeemed.

             (B) Corporation's Notice. To exercise its right to special redemption pursuant to Section 8(a)(ii), the Corporation shall deliver written notice to such holder, at least 5 days and no more than 10 days prior to the Special Redemption Date, specifying: (1) the number of shares of Series C Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares of Series C Preferred Stock to be redeemed by such holder; (2)
         the Special Redemption Date; (3) the consideration per share to be received in respect of each share of Series C Preferred Stock to be redeemed and the calculation, in accordance with Section 8(a)(ii), of such amount; and (4) the place or places where certificates for such shares of Series C Preferred Stock are to be surrendered in exchange for payment.

             (ii) The "SPECIAL REDEMPTION DATE" is the date that (A) the payment of the Redemption Price to each holder with respect to the shares to be redeemed is made or (B) such amounts are irrevocably deposited in trust with a bank or trust company in good standing for the pro rata benefit of the holders of the shares to be redeemed; provided that (x) in the case of special redemption pursuant to Section 8(a)(i), the notice required by Section 8(b)(i)(A) has been transmitted to the Corporation and (y) in the case of special redemption pursuant to Section 8(a)(ii), the notice required by Section 8(b)(i)(B) has been transmitted to the holders of shares of Series C Preferred Stock to be redeemed. Each special redemption shall be deemed to have been effected immediately prior to the close of business on the Special Redemption Date.

             (iii) Notwithstanding any delay by, or failure of, the Corporation to pay the Redemption Price to each holder of shares of Series C
         Preferred Shares, or to deposit such amounts in a bank in a separate trust account for the sole benefit of the holders, the Market Price of a share of Common Stock to be used in calculating any payment due to holders of shares of Series C Preferred Stock pursuant to Section 8(a)
         shall be determined as of (x) in the case of special redemption pursuant to Section 8(a)(i), the day on which the notice required by
         Section 8(b)(i)(A) shall have transmitted to the Corporation and (y)

                                       15

         in the case of special redemption pursuant to Section 8(a)(ii), the day on which the notice required by Section 8(b)(i)(B) shall have been transmitted to the holders of shares of Series C Preferred Stock to be redeemed.

             (iv) The Liquidation Value shall continue to accrete in accordance with Section 4 and dividends shall continue to accrue and shall be payable in accordance with Section 3 and the holders of Series C
         Preferred Stock shall continue to have all rights as a holder of such shares until the Special Redemption Price has either (x) been paid to each holder with respect to the shares to be redeemed or (y)
         irrevocably deposited in trust with a bank or trust company in good standing for the pro rata benefit of the holders of the shares to be redeemed.

             (v) If the Corporation shall have failed to make all payments required by this Section 8 to a holder of shares of Series C Preferred
         Stock in respect of shares of Series C Preferred Stock surrendered for special redemption in accordance with this Section 8 (x) in the case of special redemption pursuant to Section 8(a)(i), then (i) the holders of a majority of the then outstanding shares of Series C Preferred Stock voting as a single class shall have the right to appoint one director to the Corporation's Board of Directors in addition to the Board
         Representative, (ii) the Dividend Rate as set forth in the Certificate of Designations with respect to the Series C Preferred Stock shall be increased to 10.00%, and (iii) each holder of shares of Series C
         Preferred Stock shall have the right to require the Corporation, by giving written notice (the "DEFAULT NOTICE"), to effect a Remarketing;
         provided that all references in Section 6(b) to the "Redemption
         Request" shall be deemed to be changed to "Default Notice" and all references to "Liquidation Value" shall be to the "value such Series C
         Preferred Stock would have assuming such Series C Preferred Stock were to be converted into shares of Common Stock and Series B Preferred
         Stock (in the manner described in Section 7 without regard to any limitations contained therein) and such shares of Series B Preferred
         Stock were converted into shares of Common Stock (in the manner described in the Certificate of Designations relating to the Series B
         Preferred Stock without regard to any limitations contained therein)
         based on the Market Price as of the Remarketing".

             (vi) Holders of shares of Series C Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend
         Payment Date notwithstanding the special redemption thereof following such Dividend Payment Record Date and prior to such Dividend Payment
         Date. A holder of shares of Series C Preferred Stock on a Dividend
         Payment Record Date who (or whose transferee) tenders any such shares for special redemption into shares of Common Stock on such Dividend
         Payment Date will be entitled to receive the dividend payable by the
         Corporation on such shares of Series C Preferred Stock, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series C Preferred Stock for special redemption.

             (vii) If fewer than all of the outstanding shares of Series C
         Preferred Stock are specially redeemed pursuant to Section 8(a)(ii), the shares shall be specially redeemed on a pro rata basis (according to the number of shares of Series C Preferred Stock held by each holder, with any fractional shares rounded to the nearest whole share).

                                       16

         (c) Adjustments to Special Redemption Price. Special Redemption Price
shall be adjusted from time to time as follows:

             (i) Common Stock Issued at Less than Market Value. If the
         Corporation issues or sells any Common Stock other than Excluded Stock without consideration or for consideration per share less than the
         Market Price of the Common Stock, as of the day of such issuance or sale, the Special Redemption Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying (A) the Special
         Redemption Price at which shares of Series C Preferred Stock were theretofore deemed to be redeemable by (B) a fraction of which the numerator shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale and (2) the number of additional shares of Common Stock that the aggregate consideration received by the Corporation for the number of shares of
         Common Stock so offered would purchase at the Market Price per share of
         Common Stock on the last trading day immediately preceding such issuance or sale, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. For the purposes of any adjustment of the Special Redemption
         Price pursuant to this Section 8(c), the following provisions shall be applicable:

                 (A) In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Corporation shall be deemed to be the amount of the cash proceeds received by the
             Corporation for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the
             Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                 (B) In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor
             (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                 (C) In the case of the issuance of (a) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (b) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                      (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued

                                       17

                  at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 8(c)(i) (A) and (B)), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                      (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent
                 conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options, warrants or rights
                 (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration
                 (determined in the manner provided in Section 8(c)(i) (A) and
                 (B)), if any, to be received by the Corporation upon the
                 conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or
                 acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                      (3) on any change in the number of shares of Common Stock
                 deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or
                 exchangeable securities or any change in the consideration to be received by the Corporation upon such exercise, conversion or exchange, but excluding changes resulting from the
                 anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Special
                 Redemption Price as then in effect shall forthwith be
                 readjusted to such Special Redemption Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such
                 change;

                      (4) on the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or
                 exchangeable securities (without exercise), if the Special
                 Redemption Price shall have been adjusted upon the issuance thereof, the Special Redemption Price shall forthwith be
                 readjusted to such Special Redemption Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued

                                       18

                  upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                      (5) if the Special Redemption Price shall have been
                 adjusted upon the issuance of any such options, warrants,
                 rights or convertible or exchangeable securities, no further adjustment of the Special Redemption Price shall be made for the actual issuance of Common Stock upon the exercise,
                 conversion or exchange thereof.

             (ii) Stock Splits, Subdivisions, Reclassifications or Combinations.
         If the Corporation shall (1) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (2) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Special Redemption Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by multiplying the Special
         Redemption Price at which the shares of Series C Preferred Stock were theretofore redeemable by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding immediately following such action.

             (iii) Certain Repurchases of Common Stock. In case the Corporation effects a Pro Rata Repurchase of Common Stock, then the Special
         Redemption Price shall be reduced to the price determined by multiplying the Special Redemption Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be the product of (x) the number of shares of
         Common Stock outstanding (including any tendered or exchanged shares)
         at such effective date, multiplied by the Market Price per share of
         Common Stock on the trading day next succeeding such effective date, and the denominator of which shall be the sum of (A) the fair market value of the aggregate consideration payable to stockholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all Purchased Shares and (B) the product of the number of shares of Common Stock outstanding (less any Purchased
         Shares) at such effective date and the Market Price per share of Common
         Stock on the trading day next succeeding such effective date, such reduction to become effective immediately prior to the opening of business on the day following such effective date.

             (iv) Successive Adjustments. Successive adjustments in the Special
         Redemption Price shall be made, without duplication, whenever any event specified in Sections 8(c)(i), (ii) or (iii) or Section 13 shall occur.

             (v) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 8(c) shall be made to the nearest one-tenth (1/10th)
         of a cent. No adjustment in the Special Redemption Price is required if the amount of such adjustment would be less than $0.01; provided, however, that any adjustments which by reason of this Section

                                       19

         8(c)(v) are not required to be made will be carried forward and given effect in any subsequent adjustment.

             (vi) Adjustment for Unspecified Actions. If the Corporation takes any action affecting the Common Stock, other than action described in this Section 8(c), which in the opinion of the Board of Directors would materially adversely affect the special redemption rights of the holders of shares of Series C Preferred Stock, the Deemed Conversion
         Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as such Board of Directors may determine in good faith to be equitable in the circumstances. Failure of the Board of Directors to provide for any such adjustment prior to the effective date of any such action by the Corporation affecting the Common Stock will be evidence that the Board of Directors has determined that it is equitable to make no adjustments in the circumstances.

             (vii) Voluntary Adjustment by the Corporation. The Corporation may
         at its option, at any time during the term of the shares of Series C
         Preferred Stock, reduce the then current Special Redemption Price to any amount deemed appropriate by the Board of Directors; provided, however, that if the Corporation elects to make such adjustment, such adjustment will remain in effect for at least a 15-day period, after which time the Corporation may, at its option, reinstate the Special
         Redemption Price in effect prior to such reduction, subject to any interim adjustments pursuant to this Section 8(c).

             (viii) Statement Regarding Adjustments. Whenever the Special
         Redemption Price shall be adjusted as provided in this Section 8(c), the Corporation shall forthwith file, at the principal office of the
         Corporation, a statement showing in reasonable detail the facts requiring such adjustment and the Special Redemption Price that shall be in effect after such adjustment and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series C Preferred Stock at the address appearing in the Corporation's records.

             (ix) Notices. In the event that the Corporation shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in this Section 8(c) (but only if the action of the type described in this Section 8(c) would result in an adjustment in the Special Redemption Price), the Corporation shall, at the time of such notice or announcement, and in the case of any action which would require the fixing of a record date, at least 10 days prior to such record date, give notice to each holder of shares of Series C
         Preferred Stock, in the manner set forth in Section 8(c)(viii), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.
         Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Special
         Redemption Price and the number, kind or class of shares or other securities or property, if any, which shall be deliverable upon special redemption of the shares of Series C Preferred Stock. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

             (x) Miscellaneous. Except as provided in Section 8(c), no
         adjustment in respect of any dividends or other payments or distributions made to holders of shares of Se-

                                       20

         ries C Preferred Stock of amounts payable upon the special redemption of the shares of Series C Preferred Stock will be made during the term of the shares of Series C Preferred Stock or upon the special redemption of the shares of Series C Preferred Stock. In addition, notwithstanding any of the foregoing, no such adjustment will be made for the issuance or conversion of any Securities (as defined in the
         Purchase Agreement).

         9. STATUS OF SHARES. All shares of Series C Preferred Stock that are at any time redeemed pursuant to Section 5, converted pursuant to Section 7 or specially redeemed pursuant to Section 8 and all shares of Series C Preferred
Stock that are otherwise reacquired by the Corporation shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized but unissued shares of preferred stock, without designation as to series, subject to reissuance by the Board of Directors as shares of any one or more other series.

         10. VOTING RIGHTS.

         (a) The holders of record of shares of Series C Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this
Section 10 or as otherwise provided by law.

         (b) The holders of the shares of Series C Preferred Stock shall be entitled to notice of all stockholders' meetings in accordance with the
Certificate of Incorporation and Bylaws of the Corporation as if they are holders of Common Stock.

         (c) So long as at least one-third of the aggregate outstanding shares of Series C Preferred Stock issued prior to the date of determination remain outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series C Preferred Stock:

             (i) (x) amend, alter or repeal any provision of the Corporation's
         By-laws or Certificate of Incorporation (by merger or otherwise) so as to adversely affect the rights, privileges or economics of the Series C
         Preferred Stock; provided that the creation, authorization or issuance of any Junior Securities shall not by itself be deemed to have any such adverse effect or (y) adopt or permit to be effective any "share purchase rights plan" or similar instrument that would have the effect of diluting the economic or voting interest in the Corporation of the
         Investor or any holder of Series B Preferred Stock or Series C
         Preferred Stock;

             (ii) create, authorize or issue any Senior Securities or any Parity
         Securities or increase the issued and authorized number of shares of
         Series B Preferred Stock or Series C Preferred Stock, or any security convertible into, or exchangeable or exercisable for, shares of Senior
         Securities or Parity Securities, in each case other than the creation and issuance of the Series B Preferred Stock pursuant to the Purchase
         Agreement;

             (iii) split, reverse split, subdivide, reclassify or combine the
         Series C Preferred Stock;

                                       21

             (iv) incur or guarantee, directly or indirectly (including through merger, acquisition or other transaction), or permit any Subsidiary to incur or guarantee, directly or indirectly (including through merger, acquisition or other transaction), any indebtedness, distribute or permit any non-wholly owned Subsidiary (it being agreed that any
         Subsidiary that would be wholly owned but for directors' qualifying shares or other similar de minimis equity interests shall be deemed to be wholly owned for the purposes of this clause (iv)) to distribute to any securityholders any asset, purchase or permit any Subsidiary to purchase any securities issued by the Corporation or any Subsidiary or pay or permit any non-wholly owned Subsidiary to pay any dividend, if following such transaction, (A) (x) indebtedness divided by (y) pro forma EBITDA would be in excess of 4.1; or, (B) (x) the sum of (1)
         indebtedness and (2) Base Liquidation Value of the outstanding preferred stock divided by (y) pro forma EBITDA would be in excess of
         5.35. For purposes of these calculations, the terms "indebtedness," and
         "pro forma EBITDA" shall have the meaning attributed to such terms (or their functional equivalent) under the Corporation's most significant senior credit agreement as such agreement may exist on the date of determination or, if no such agreement shall exist on the date of determination, the meaning attributed to such terms (or their functional equivalent) in the Corporation's most recent senior credit agreement, in each case, for the purposes of evaluating the
         Corporation's compliance with financial covenants and as used in this clause (iv) the term "Base Liquidation Value" shall have for the purposes of each series of preferred stock the meaning assigned to such term in the Certificate of Designations relating to such series;

             (v) increase the number of directors on the Corporation's Board of
         Directors above nine; and

             (vi) take any other action that (A) adversely affects the rights or privileges of any holder of Series B Preferred Stock or (B) adversely affects the economics of any holder of Series B Preferred Stock in a manner that disproportionately affects holders of Series B Preferred
         Stock as compared to holders of the Common Stock, it being understood that for purposes of subclause (B) any action approved by the
         Designated Director shall not be deemed to have any such adverse effect, and provided, further, that operating the business of the
         Corporation in the ordinary course, as determined in good faith by the
         Board of Directors, which shall include including making acquisitions or incurring further indebtedness, does not require any approval under this clause (vi)(B) so long as such action would not expressly require approval of holders of Series C Preferred Stock under any of the foregoing clauses (i) through (v) above;

provided that no such consent or vote of the holders of Series C Preferred Stock shall be required if at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such securities is to be made, as the case may be, all shares of Series C Preferred Stock at the time outstanding shall have been converted by the Corporation in accordance with
Section 7(a) hereof.

         (d) The consent or votes required in Section 10(c) shall be in addition to any approval of stockholders of the Corporation which may be required by law or pursuant to any provision of the Corporation's Certificate of Incorporation or Bylaws, which approval shall be obtained by vote of the stockholders of the
Corporation in the manner provided in Section 10(b).

                                       22

         11. DEFINITIONS.

         Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

         "ACQUISITION" means the closing of the acquisitions by the Corporation of AHI, in accordance with the terms of the AHI Acquisition Agreement.

         "AFFILIATE" means with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person.
         For purposes of this definition, the term "control" (and correlative terms "controlling," "controlled by" and "under common control with")
         means possession of the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

         "AHI" means American Household, Inc.

         "AHI ACQUISITION AGREEMENT" means the Securities Purchase Agreement, dated as of September 19, 2004, among the Corporation and the Sellers identified therein in the form in which it exists on the date hereof as such may be amended in accordance with Section 3.1(d) of the Purchase
         Agreement.

         "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" is defined in Rules 13d-3 and 13d-5 of the Exchange Act, but without taking into account any contractual restrictions or limitations on voting or other rights.

         "BOARD OF DIRECTORS" means the board of directors of the Corporation.

         "BUSINESS COMBINATION" means (i) any reorganization, consolidation, merger, share exchange or similar business combination transaction involving the Corporation with any Person or (ii) the sale, assignment, conveyance, transfer, lease or other disposition by the Corporation of all or substantially all of its assets.

         "CAPITAL STOCK" means (i) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

         "CHANGE IN CONTROL" shall mean the happening of any of the following events:

         (a) The acquisition by any Person (other than Warburg Pincus LLC or any of its Affiliates) of Beneficial Ownership of 50% or more of either (A)
         the then-outstanding shares of Common Stock of the Corporation (the
         "OUTSTANDING CORPORATION COMMON STOCK") or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the
         "OUTSTANDING CORPORATION VOTING SECURITIES"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the
         Corporation, (ii) any acquisition by the Corporation, (iii) any

                                       23

         acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any company that is an Affiliate of the Corporation or (iv) any acquisition by any corporation pursuant to a transaction that complies with (c)(A) and (c)(B) in this definition;
         or

         (b) Individuals who, as of the date hereof, constitute the Board of
         Directors (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

         (c) Consummation of a Business Combination, in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the Beneficial Owners of the
         Outstanding Corporation Common Stock and the Outstanding Corporation
         Voting Securities immediately prior to such Business Combination
         Beneficially Own, directly or indirectly, not less than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such
         Business Combination of the Outstanding Corporation Common Stock and
         the Outstanding Corporation Voting Securities, as the case may be, and
         (B) no Person (excluding any corporation resulting from such Business
         Combination or any employee benefit plan (or related trust) of the
         Corporation or such corporation resulting from such Business
         Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation; or

         (d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

         "CHANGE IN CONTROL THRESHOLD PRICE" means (a) during the period beginning on the Initial Funding Date and ending on the day immediately preceding the first anniversary of the Initial Funding Date, $34.10 per share of Common Stock, (b) during the period beginning on the first anniversary of the Initial Funding Date and ending on the day immediately preceding the second anniversary of the Initial Funding
         Date, $36.25 per share of Common Stock, (c) during the period beginning on the second anniversary of the Initial Funding Date and ending on the day immediately preceding the third anniversary of the Initial Funding
         Date, $39.20 per share of Common Stock, (d) during the period beginning on the third anniversary of the Initial Funding Date and ending on the day immediately preceding the fourth anniversary of the Initial Funding
         Date, $42.10 per share of Common Stock and (e) during the period beginning on the fourth anniversary of the Initial

                                       24

         Funding Date and ending on the day immediately preceding the fifth anniversary of the Initial Funding Date, $45.40 per share of Common
         Stock; provided that in the event the Corporation shall (A) declare a dividend on the Common Stock payable in Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of Common Stock or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a share exchange, consolidation or merger in which the Corporation is the continuing or surviving corporation) (whether or not permitted by this Certificate) the aforementioned prices in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted.

         "COMMON STOCK" means the Common Stock of the Corporation, par value
         $0.01 per share.

         "CORPORATION COMPETITOR" shall mean any person that derives more than
         10% of such persons' total annual revenues for its most recently completed fiscal year from a business that competes in a material way with a business that represents more than 5% of the consolidated revenues of the Corporation and its Subsidiaries for its most recently completed fiscal year.

         "DESIGNATED DIRECTOR" shall mean the Person, if any, designated as
         "Board Representative" in accordance with Section 4.4 of the Purchase
         Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

         "EXCLUDED STOCK" means (i) shares of Common Stock issued by the
         Corporation as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital
         Stock in each case which is subject to the provisions of Section
         7(c)(ii), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 7(c)(i)(C)), (ii) the issuance of shares of Common Stock in any bona fide underwritten public offering, (iii) the issuance of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors or the Corporation's employee stock purchase plan, (iv) the issuance of shares of Common
         Stock in connection with acquisitions of assets or securities of another Person (other than issuances to Persons that were affiliates of the Corporation at the time that the agreement with respect to such issuance was entered into), (v) the issuance of shares of Common Stock upon exercise of the Series C Preferred Stock and the Series B
         Preferred Stock and (vi) warrants issued to lenders of non-convertible debt and the Common Stock issuable upon the exercise of such warrants;
         provided, that the Common Stock issuable in respect of such warrants does not exceed, in the aggregate with respect to all such issuances of such warrants, 2.00% of the issued and outstanding shares of Common
         Stock.

                                       25

         "INITIAL FUNDING DATE" means the date on which the Cash Proceeds (as defined in the Purchase Agreement) are delivered to the Escrow Agent
         (as defined in the Purchase Agreement) in accordance with the Purchase
         Agreement.

         "MARKET PRICE" means, with respect to a particular security, on any given day, the volume weighted average price or, in case no such reported sales take place on such day, the average of the highest asked and lowest bid prices regular way, in either case on the principal national securities exchange on which the applicable security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (i) the average of the highest and lowest sale prices for such day reported by the Nasdaq Stock Market if such security is traded over-the-counter and quoted in the Nasdaq Stock
         Market, or (ii) if such security is so traded, but not so quoted, the average of the highest reported asked and lowest reported bid prices of such security as reported by the Nasdaq Stock Market or any comparable system, or (iii) if such security is not listed on the Nasdaq Stock
         Market or any comparable system, the average of the highest asked and lowest bid prices as furnished by two members of the National
         Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common
         Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors.

         "PERSON" means an individual, entity or group (within the meaning of
         Section 13(d)(3) or 14(d)(2) of the Exchange Act).

         "PRO RATA REPURCHASES" means any purchase of shares of Common Stock by the Corporation or any Affiliate thereof pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or pursuant to any other offer available to substantially all holders of
         Common Stock, whether for cash, shares of capital stock of the
         Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary of the
         Corporation), or any combination thereof, effected while any shares of
         Series C Preferred Stock are outstanding; provided, however, that "Pro
         Rata Repurchase" shall not include any purchase of shares by the
         Corporation or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The
         "Effective Date" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

         "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of
         September 19, 2004, among the Corporation and the purchasers named therein, including all schedules and exhibits thereto, as the same may be amended from time to time.

          "SERIES B PREFERRED STOCK" shall mean the Series B Preferred Stock of the Corporation issued or to be issued, in accordance with the Purchase
         Agreement.

                                       26

         "SUBSIDIARY" of a Person means (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or
         (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

         "TRADING DAY" means any day that the New York Stock Exchange, Inc. is open for trading.

         "TRANSFER" shall mean any sale, transfer, assignment, pledge or other disposition or encumbrance.

         13. MERGER OR CONSOLIDATION OF THE CORPORATION.

         The Corporation will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor, transferee or lessee corporation, as the case may be (if not the Corporation), (a) expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Certificate to be performed and observed by the Corporation and (b) expressly agrees to exchange, at the holder's option, shares of Series C Preferred Stock for shares of the surviving corporation's capital stock on terms substantially similar to the terms under this Certificate. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 7(c)(ii)), lawful provision shall be made as part of the terms of such Business Combination or reclassification whereby the holder of each share of Series C Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon the Business Combination or reclassification by a holder of the number of shares of Common Stock into which a share of Series C Preferred Stock would have been convertible immediately prior to the Business Combination or reclassification. The Corporation, the
Person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish such rights and to ensure that the dividend, voting and other rights of the holders of Series C Preferred Stock established herein are unchanged, except as required by applicable law. The certificate or articles of incorporation or other constituent documents shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent documents, shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7 and in Section 8.

                                       27

         14. RESTRICTIONS ON TRANSFER.

         Without the prior written consent of the Corporation, a holder of shares of Series C Preferred Stock may not transfer such shares of Series C
Preferred Stock to any person if such person (i) is a Corporation Competitor or
(ii) has not executed a joinder agreement pursuant to which it has agreed to be bound by the Purchase Agreement provided that the foregoing transfer restrictions shall not apply to Permitted Transfers (as defined in the Purchase
Agreement).

         15. NO OTHER RIGHTS.

         The shares of Series C Preferred Stock shall not have any relative, participating, optional or other special rights and powers except as set forth herein or as may be required by law.

         This Certificate shall become effective upon the filing thereof with the Secretary of State of the State of Delaware.

                                       28

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed and acknowledged by its undersigned duly authorized officer this
____ day of _____, 2004.

                                       JARDEN CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       29